SUPPLEMENT TO THE FIDELITY INTERNATIONAL BOND FUND AND FIDELITY NEW MARKETS INCOME FUND FEBRUARY 26, 1998 PROSPECTUS
The following information replaces the biographical information for John Carlson and Luis Martins found in the "Charter" section on pages 11 and 12.
John Carlson is Vice President and lead manager of International Bond, which he has managed since February 1998 and Vice President and manager of New Markets Income, which he has managed since June 1995. He also manages the emerging markets investments of International Bond and manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was Executive Director of emerging markets at Lehman Brothers International from 1992 to 1995.